UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 25, 2009
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 628-2111
INAPPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

ITEM 1.01 Entry into a Material Definitive Agreement.
     On February 25, 2009, in connection with recent developments in Delaware case law, the Board of Directors of Nordstrom, Inc. (the “Company”) entered into indemnification agreements between the Company and each independent member of the Company’s Board of Directors. The purpose of the indemnification agreements is to provide specific contractual assurance with respect to the existing indemnification and expense advancement rights extended to such directors under the Company’s Bylaws. The indemnification agreements provide assurance that no future amendment to or revocation of the Bylaws will adversely affect any existing right of an independent director with respect to any event that occurred prior to such amendment or revocation (regardless of when any proceeding related to such event is first threatened, commenced or completed).
     A copy of the form of indemnification agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference.
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 25, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the following executive compensation actions relative to the Company’s Named Executive Officers as set forth in the Company’s proxy statement dated April 10, 2008 (the “NEOs”):

2008
Named Executive	Bonus
Officer	(1)
Blake W. Nordstrom	$—
President

Peter E. Nordstrom	$—
EVP and President, Merchandising

Erik B. Nordstrom	$—
EVP and President, Stores

Michael G. Koppel	$108,000
EVP and Chief Financial Officer

Daniel F. Little	$78,750
EVP and Chief Administrative Officer

(1)	The 2008 cash bonuses were determined based on the achievement of pre-established performance measures set by the Committee under the shareholder approved Nordstrom, Inc. Executive Management Group Bonus Plan (the “EMG Plan”).
No changes in base compensation were approved.
The Committee also awarded stock option grants to the Company’s five NEOs, effective February 27, 2009. Stock options were granted pursuant to the terms of the Nordstrom, Inc. 2004 Equity Incentive Plan (the “Plan”). Stock option grants have a term of ten years with an exercise price equivalent to the fair market value of the Company’s stock on February 27, 2009. Vesting occurs at a rate of 25% annually beginning one year from the date of grant. The number of options to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the fair value of an option. The Binomial Lattice model is used to estimate the fair value of an option. This model requires the input of certain assumptions, including risk-free interest rate, volatility, dividend yield and expected life. The formula for determining the number of options granted is:
No. of Options = (base pay * LTI%) / option fair value
The 2009 Nonqualified Stock Option Grant Agreement and Form of Notice are attached hereto as Exhibit 10.2.
The Committee also awarded Performance Share Units (“PSUs”) to the Company’s five NEOs. PSUs are granted pursuant to the terms of the Nordstrom, Inc. 2004 Equity Incentive Plan. PSUs entitle the participant to settle in shares of Company Common Stock or to elect cash in lieu thereof upon the achievement of such performance goals as may be established by the Committee at the time of grant based on any one or combination of certain performance criteria enumerated in the Plan. The 2009 PSUs are earned over a three-year period from fiscal year 2009 through fiscal year 2011. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based upon the Company’s total shareholder return compared to the total shareholder return of companies in a pre-defined group of retail peers. Additionally, PSUs will only be earned if the Company’s total shareholder return for the period is positive. The number of units to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and stock price. The formula for determining the number of units granted is:
No. of Units = (base pay * LTI%) / stock price
The 2009 Performance Share Unit Award Agreement and Form of Notice are attached hereto as Exhibit 10.3. The number of PSUs awarded to the NEOs is shown in the table below.

Named Executive Officer	2009 PSUs Awarded
Blake W. Nordstrom President	19,488

Peter E. Nordstrom EVP and President, Merchandising	18,096

Erik B. Nordstrom EVP and President, Stores	18,096

Michael G. Koppel EVP and Chief Financial Officer	13,363

Daniel F. Little EVP and Chief Administrative Officer	11,693
The Committee also certified the level of attainment of the pre-established performance goals for the 2006 PSU grant relating to fiscal years 2006 through 2008 at 0%. Although the Company was within the top half of companies within the pre-defined group of retail peers, the Company’s total shareholder return during the period was negative. As a result, PSUs granted in 2006 were not earned and will not be paid.
The Committee established bonus goals, performance levels and award levels that may be earned during the fiscal year ending January 30, 2010 (“Fiscal Year 2009”) under the EMG Plan. Under the EMG Plan, bonus awards are paid only when performance goals are achieved. The bonus target and maximum payments are expressed as a percentage of base salary and the bonus goals vary by position depending each participant’s area of responsibility and influence.
Fiscal year 2009 bonus arrangements for the Company’s NEOs were established by the Committee as follows (Earnings before Interest and Taxes is referred to in the table below as “EBIT” and Return on Invested Capital is referred to as “ROIC”):

	Bonus Target	Bonus Maximum
Named Executive	as a % of Base	as a % of	Bonus Measures
Officer	Salary	Base Salary	and Weighting
Blake W. Nordstrom	100%	250%	EBIT with an ROIC Threshold: 100%
President

Peter E. Nordstrom	100%	250%	EBIT with an ROIC Threshold: 100%
EVP and President, Merchandising

Erik B. Nordstrom	100%	250%	EBIT with an ROIC Threshold: 100%
EVP and President, Stores

Michael G. Koppel	80%	250%	EBIT with an ROIC Threshold: 100%
EVP and Chief Financial Officer

Daniel F. Little	80%	250%	EBIT with an ROIC Threshold: 100%
EVP and Chief Administrative Officer

In addition to taking the actions described above, the Committee took two actions with respect to compensatory plans which may affect the Company’s NEOs. First, the Committee amended the Company’s Supplemental Executive Retirement Plan (the “SERP”) to eliminate the Company’s prior practice of paying a tax gross-up to retiring executives related to the Company’s payment of the employee portion of medicare and social security taxes on SERP benefits. The amendment to the SERP is filed hereto as Exhibit 10.4. Second, the Committee recommended to the Board of Directors, and the Board approved, an amendment to the Company’s 401(k) Plan & Profit Sharing (the “401(k) Plan”). As a result of the amendments to the 401(k) Plan, the Company has flexibility to reduce or suspend Company match of participant contributions at any time of the year, rather than prior to a new plan year. In addition, the amendments provide the Company with the flexibility to award a discretionary match and remove an ambiguity regarding the amount of any guaranteed contribution. This summary of the amendments to the 401(k) Plan is qualified in its entirety by the text of the amendments, which are attached as Exhibit 10.5 and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

10.1	Form of Independent Director Indemnification Agreement

10.2	2009 Nonqualified Stock Option Grant Agreement and Form of Notice

10.3	2009 Performance Share Unit Award Agreement and Form of Notice

10.4	Amendment 2009-1 to the Nordstrom Supplemental Executive Retirement Plan

10.5	Amendment 2009-1 to the Nordstrom 401(k) Plan & Profit Sharing

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
By:	/s/ David G. Johansen
David G. Johansen
Vice President and Secretary

Dated: March 3, 2009

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	Form of Independent Director Indemnification Agreement

10.2	2009 Nonqualified Stock Option Grant Agreement and Form of Notice

10.3	2009 Performance Share Unit Award Agreement and Form of Notice

10.4	Amendment 2009-1 to the Nordstrom Supplemental Executive Retirement Plan

10.5	Amendment 2009-1 to the Nordstrom 401(k) Plan & Profit Sharing